EXHIBIT 10.7

PAID TIME OFF WAIVER AGREEMENT

This Paid Time Off Waiver Agreement (this "Waiver Agreement") is made and entered into as of [_____________] by and between Lightwave Logic, Inc., a Nevada corporation (the "Company") and [_____________] (the "Executive").

WHEREAS, the Company has adopted an Employee Handbook dated November 1, 2014 (the "Employee Handbook”);

WHEREAS, the Company has entered into an employee agreement (the "Employee Agreement") dated [_____________], with the Executive, which incorporates certain provisions of the Employee Handbook, including provisions relating to the Executive’s right to accrue paid time off;

WHEREAS, the Executive and the Company desire to enter into this Waiver Agreement to waive any and all of the Executive's right or entitlement to accrue paid time off as described herein.

NOW, THEREFORE, in consideration of the premises set forth above and other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties agree as follows:

1.

To the extent permitted by [_____________] law, the Executive hereby irrevocably and unconditionally relinquishes any and all rights and entitlements that the Executive currently possesses or will possess with respect to all amounts related to Executive’s accrued paid time off for the period of [_____________] to [_____________] (the "Waived Amounts").

2.

This Waiver Agreement shall be construed in accordance with the laws of the State of [_____________].

3.

The Executive acknowledges that the Executive has been provided the opportunity to consult legal counsel, and has been advised by the Company to consult such counsel with respect to this Waiver Agreement and the payments waived herein, and by executing below waives any defense that the execution of this Waiver Agreement was neither knowing nor voluntary.

4.

This Waiver Agreement is binding upon and shall inure to the benefit of any successors of the Company. Any such successor of the Company will be deemed substituted for the Company under any terms of this Waiver Agreement for purposes of enforcing the rights of the Company hereunder.

5.

This Waiver Agreement may be executed in counterparts, each of which shall be deemed an original and when taken together shall constitute one and the same document.

Signature Page Attached

IN WITNESS WHEREOF, the parties hereto have executed this Waiver Agreement as of the [____] day of [_____________].

Witness:	Lightwave Logic, Inc.
________________	By: _____________________ Name:[_____________] Title: [_____________]

Witness:
________________	_____________________ Name: [_____________]

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